EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT, is made as of June 23, 1999, by and between COLONIAL DOWNS HOLDINGS, INC., a Virginia corporation (the "Company"), and IAN
M. STEWART ("Executive") and recites and provides as follows:

     WHEREAS, the Company is engaged in the business of seeking opportunities or horse racing and pari-mutuel wagering in Virginia, and its subsidiaries are currently the holders of the only unlimited licenses to own and operate a horse racetrack with pari-mutuel wagering in Virginia (the "Track") and the only entities authorized to apply for licenses to own and operate satellite wagering facilities ("SWF") in Virginia;

     WHEREAS, the Company desires to employ Executive as President and Chief Financial Officer of the Company; and

     WHEREAS, Executive desires to be so employed by Company on the terms and conditions hereinafter set forth;

     WHEREAS, through his relationship with the Company, the Executive will become acquainted with certain confidential or proprietary aspects of the Company's business, including without limitation, operating methods, marketing strategy, sponsorship and advertising agreements, design and layout of the Track facilities, potential new business opportunities, and potential sites for additional SWFs, and other confidential and proprietary information that constitute valuable assets of the Company and which the Company desires to protect.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     EMPLOYMENT.  The Company hereby employs the Executive, and the
            ----------
Executive hereby accepts employment with the Company as President and Chief Financial Officer.

     2.     DUTIES OF THE EXECUTIVE.  As the President and Chief Financial
            -----------------------
Officer of the Company, the Executive shall faithfully serve the Company and shall at all times devote his full time, best efforts, skills, attention, and energies to the development, organization, management, and expansion of the Company's business to the utmost of the Executive's ability, and shall do and perform all such services, acts, and things connected therewith as are reasonably required and as the Company shall from time to time direct. The Executive shall not become engaged or involved in any activities or matters which may adversely affect or reflect discredit on the Company or its business, or conflict with his services to the Company. This Agreement shall not prohibit the Executive from investing personal assets in other businesses or entities that do not compete with the Company (as described in Section 9 of this Agreement).

     3.     TERM.  Subject to the provisions of Section 8 regarding
            ----
termination, this Agreement shall remain in effect for a term of two (2) years beginning on the date hereof. This Agreement may be renewed and extended on terms and conditions mutually agreeable to the parties hereto.

     4.     COMPENSATION.  For all services rendered by the Executive pursuant
            ------------
to this Agreement, the Company shall pay the Executive a base salary of $150,000 per annum, payable in equal semi-monthly installments, or at such other times as may be mutually agreed upon by the parties.

     5.     DEDUCTIONS.  The Company is authorized to deduct from the actual
            ----------
compensation of the Executive such sums as may be required to be deducted or withheld under the provisions of any federal, state, or local law or regulation now in effect or hereafter put into effect during the term of this Agreement, including without limitation, social security, unemployment, and income withholding taxes.

     6.     BENEFITS.
            --------
            (a) The Executive shall be entitled to a paid vacation each year of three (3) weeks, the timing of which shall be subject to mutual agreement between the Company and the Executive. The Executive's attendance at trade shows, training, educational, and professional programs and meetings shall not be charged against Executive's vacation allowance. The Executive shall also be entitled to paid sick leave of five (5) days each year.
            (b) The Executive shall be entitled to the use of an automobile, the make and model of which shall be mutually agreeable to the Company and Executive, leased by the Company at its expense.
            (c) The Company shall reimburse the Executive for all expenses reasonably and necessarily incurred by him in the performance of his duties hereunder. To be reimbursed, the Executive must submit written evidence of such expenses to the Company within thirty (30) days after incurring such expense.
            (d) The Executive shall receive such other benefits, if any, as the Company generally provides to all other Executives involved in the operations of the Company, whether now in effect or hereafter adopted, including group hospital and accidental insurance benefits and group disability insurance coverage.

     7.     STOCK OPTIONS.  Subject to approval by the Board of Directors, the
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Company  shall  grant  Executive  an option for 10,000  shares of Class A Common
Stock of the Company at an exercise price equal to the reported closing price of the stock on the NASDAQ Small Cap Market as of the date this Agreement is executed by all parties. Such option shall vest pro rata on each of June 23, 2000 and June 23, 2001, subject to the terms of the Company's 1997 Stock Option Plan.

     8.     TERMINATION OF EMPLOYMENT.
            -------------------------
            (a) Upon the occurrence of any of the following events and the expiration of any required notice, this Agreement and the Executive's employment hereunder automatically shall terminate:
                 (1)  The death or bankruptcy of the Executive;
                 (2) The Board of Director's termination of the Executive's employment at any time, "for cause" or not "for cause" (as defined below). This Agreement and the Executive's employment hereunder shall terminate upon the expiration of a period of thirty (30) days after delivery by the Company of written notice to the Executive of his termination. The phrase "for cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, censure or reprimand by any regulatory body (including the Virginia Racing Commission), breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), failure to perform assigned duties in a reasonably satisfactory manner, or material breach of any provision of this Agreement;
                 (3) The expiration of a period of thirty (30) days after delivery by the Executive of written notice to the Company of his resignation as an Executive of the Company; or
                 (4) The disability of the Executive. "Disability" shall mean a physical or mental disability that prevents the substantial performance by the Executive of his duties hereunder lasting for a continuous period of six (6) months or longer. The reasoned and good faith judgment of the Company's Board of Directors as to the Executive's disability shall be final and shall be based on such competent medical evidence as shall be presented to the Company's Board of Directors by the Executive or by any physician or group of physicians or other competent medical experts on behalf of the Executive engaged by the Company.
            (b) In the event the Executive voluntarily terminates his employment or has his employment terminated "for cause" under this Agreement, he shall be entitled to receive from the Company only the base salary and benefits as set forth herein that have accrued to the date of termination in full settlement of all of the Company's obligations hereunder.
            (c) In the event the Company terminates the employment of Executive by reason of his disability, the Executive shall be entitled to receive from the Company only the base salary and benefits set forth herein that have accrued to the date of disability in full settlement of all of the Company's obligations hereunder.
            (d) In the event the Company terminates the employment of the Executive not "for cause", the Executive shall be entitled to six (6) months base salary as set forth herein and the benefits as set forth herein that have accrued to the date of termination in full settlement of all of the Company's obligations hereunder.

     9.     FIDUCIARY RELATIONSHIP.
            ----------------------
            (a)  The Executive as a Fiduciary.  It is understood and agreed
                 ----------------------------
that the Executive will serve in a fiduciary capacity to the Company and, as such, will comply with the standards applicable to fiduciaries and other Executives of the Company.
            (b)  Confidential Information and Trade Secrets.  All information
                 ------------------------------------------
relating to or used in the business and operations of the Company (including, but not limited to, marketing plans, business procedures, trade secrets, patents, sources of supplies and materials, reports, memoranda, plans, documents, and the like), whether conceived, prepared, originated, developed or compiled by the Executive or by the Company prior to or during the term of this Agreement and the employment of the Executive (hereinafter "Confidential Information and Trade Secrets"), are and shall be confidential information and trade secrets which are the exclusive property of the Company, provided such information is not generally known in the horse racing industry.
            (c)  Property of the Company.  All Confidential Information and
                 -----------------------
Trade Secrets as defined in Section 8(b) are and shall be the exclusive property of the Company.
            (d)  Nondisclosure of Confidential Information and Trade Secrets.
                 -----------------------------------------------------------
Except in the regular course of his employment by the Company hereunder or as the Company may expressly authorize or direct in writing, the Executive shall not, during or after the termination or expiration of this Agreement, copy, reproduce, disclose or divulge to others, use or permit others to use any Confidential Information and Trade Secrets, or any records or materials relating to any such Confidential Information or Trade Secrets. The Executive further covenants and agrees that during the term of this Agreement he shall not remove from the custody and control of the Company any records of or materials relating to such Confidential Information and Trade Secrets and that upon the termination or expiration of his employment he shall deliver the same to the Company.

     10.    COVENANT NOT TO COMPETE; NON-SOLICITATION.
            -----------------------------------------
            (a) In consideration of the fees and benefits that he receives pursuant to this Agreement, during the term of this Agreement and for one (1) year thereafter, the Executive hereby covenants and agrees that he will not, without the prior written consent of the Company, either alone or in partnership with or in conjunction with any other person, firm, or corporation, whether as principal, agent, or shareholder (other than an entity in which Executive holds less than a five percent (5%) equity interest), directly or indirectly, participate, carry on, conduct, or be engaged in, or advise, any person, firm, corporation, or other legal entity carrying on or engaging in the horse racing business in Virginia, Maryland, West Virginia or North Carolina that competes with the business conducted by the Company on the date hereof.
            (b) In addition, for one (1) year after the Executive ceases to be employed by the Company, the Executive shall not seek to induce any of the Company's employees to leave the Company' employment to work for any entity with which he is affiliated. In addition, during such one (1) year period, the

Executive shall not solicit any sponsors or advertisers of the Company for the purpose of inducing, directly or indirectly, the termination of any sponsorship or advertising agreements.
            (c) The Executive recognizes that the Company's remedies at law may be inadequate to protect itself against a breach of this provision, and therefore agrees that injunctive or other equitable relief shall be an appropriate remedy for breach of this covenant not to compete, and shall be a remedy in addition to any and all other remedies available to the Company.
            (d) The parties agree that if the restrictions of this Section 9 are determined by any court of competent jurisdiction, at the time of enforcement, to be unreasonable as to the duration, scope or area of restriction, then such restrictions should be applied only to such activities and territory and only for such period of time as the court determines to be reasonable in light of all circumstances then existing.

     11.    REMEDIES.  The Executive hereby represents that the services to be
            --------
performed by the Executive under the terms of this Agreement are of a special, unique, extraordinary, and intellectual character, which gives them a particular value, the breach of which cannot be reasonably or adequately compensated in damages in an action at law. The Executive expressly acknowledges and agrees that the Company shall be entitled to obtain, in addition to any other rights or remedies the Company may possess, injunctive or other equitable relief to prevent a prospective or continuing breach of any provision of this Agreement by the Executive.

     12.    NOTICES.  All notices or other communications required or
            -------
permitted by and among the parties shall be in writing and shall be deemed to have been given, delivered or made when delivered by hand or mailed by certified or registered mail, postage prepaid, return receipt requested, and addressed either as follows or in such other manner as a party may subsequently designate to the other party in writing:

            If to the Company, at:
            ---------------------
            Colonial Downs Holdings, Inc.
            10515 Colonial Downs Parkway
            New Kent, Virginia  23124

            If to the Executive, at:
            -----------------------
            The Executive's address as shown on the personnel records of the Company.

     13.    SEVERABILITY.  In the event any one or more of the provisions
            ------------
contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     14.    ENTIRE AGREEMENT.  This Agreement supersedes any other agreement,
            ----------------
whether written or oral, that may have been made or entered into by the Executive and the Company relating to the matters contemplated hereby. This Agreement constitutes the entire agreement concerning the transaction contemplated herein and there are no agreements or commitments in relation to the subject matter hereof except as set forth herein.

     15.    AMENDMENTS.  This Agreement may be amended or supplemented at any
            ----------
time only in writing as agreed by the parties.

     16.    APPLICABLE LAW.  This Agreement and the legal relations among the
            --------------
parties hereto shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Virginia, without giving effect to conflict of law provisions and principles thereof.

     17.    INTERPRETATION.  When the context in which words are used in this
            --------------
Agreement indicates that such is the intent, words in the singular number shall include the plural, and vice versa, and words in the masculine gender shall include the feminine and neuter genders, and vice versa.

     18.    TITLES AND HEADINGS.  Titles and headings to sections and
            -------------------
paragraphs herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     19.    BINDING EFFECT.  This Agreement shall be binding upon and
            --------------
enforceable against the Company and its successors and assigns.

     20.    NO ATTACHMENT.  Except as required by law, no right to receive
            -------------
payments under this Agreement shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary to affect any such action shall be null, void and of no effect.

     21.    SURVIVAL OF CERTAIN PROVISIONS.  The obligations of the parties
            ------------------------------
pursuant to Sections 9, 10, and 22 of this Agreement shall survive the termination of this Agreement.

     22.    CONSENT TO SERVICE AND JURISDICTION.  Executive consents and
            -----------------------------------
agrees that the Circuit Court of the City of Richmond, Virginia and the United States District Court for the Eastern District of Virginia, or at the option of the Company, any other court located in the Commonwealth of Virginia in which it shall initiate legal or equitable proceedings and which shall have subject matter jurisdiction over the matter in controversy, shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company and the Executive pertaining directly or indirectly to this Agreement or to any matter arising therefrom. The Executive expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in any such court, hereby waiving personal service or process or other papers issued therein and agreeing that service of such process or other papers may be made by registered or certified mail to the Executive.

     23.    ACKNOWLEDGMENTS.  Executive acknowledges that he has read this
            ---------------
Agreement in its entirety and understands each of the provisions contained in this Agreement. Executive acknowledges that the provisions of this Agreement are reasonable and represents that he will be able to engage in other activities for the purpose of earning a livelihood should the provisions of the Agreement be enforced.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first above written.

     COMPANY:                       COLONIAL DOWNS HOLDINGS, INC.,
     -------
                                    a Virginia corporation



                                    By:      /s/ Jeffrey P. Jacobs
                                          ----------------------------
                                          Jeffrey P. Jacobs, CEO



     EXECUTIVE:                              /s/ Ian M. Stewart
     ---------                            ----------------------------
                                          Ian M. Stewart